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                                                                    EXHIBIT 99.1

                                [HOLLINGER LOGO]

                          HOLLINGER INTERNATIONAL INC.




CONTACT:
Peter Y. Atkinson                                Mark S. Kipnis
Executive Vice President                         Vice President
Hollinger International Inc.                     Corporate Counsel and Secretary
(416) 363-8721                                   Hollinger International Inc.
                                                (312) 321-2206


FOR IMMEDIATE RELEASE



              HOLLINGER INTERNATIONAL INC. FORMS SPECIAL COMMITTEE

NEW YORK, NEW YORK, JUNE 17, 2003 - The Board of Directors of Hollinger International Inc. (NYSE: HLR) today announced that, as previously indicated at its Annual Meeting of Stockholders on May 22, 2003, it has proceeded to establish a Special Committee to conduct an independent review and investigation of allegations raised by Tweedy, Browne Company, LLC in letters sent to the Board as well as its Schedule 13-D, as amended, on May 19, 2003 and on June 11, 2003. Gordon A. Paris, who was elected to the Company's Board at its Annual Meeting, has been appointed Chairman of the Committee and initially is its sole member. The election of new independent directors who may become members of the Special Committee is under consideration.

The Committee has retained Richard C. Breeden, a former Chairman of the U.S. Securities and Exchange Commission, to represent and advise it in its review.

A copy of the Resolutions establishing the Special Committee is following this Press Release.

OTHER

Hollinger International Inc. is a global newspaper publisher with English-language newspapers in the United States, Great Britain, and Israel. Its assets include THE DAILY TELEGRAPH, THE SUNDAY TELEGRAPH and THE SPECTATOR magazine in Great Britain, the CHICAGO SUN-TIMES and a large number of community newspapers in the Chicago area, THE JERUSALEM POST and The International Jerusalem Post in Israel, a portfolio of new media investments and a variety of other assets.


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CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements made in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe", "anticipate", "expect", "estimate", "project", "will be", "will continue", "will likely result" or similar words or phrases. Forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed by Hollinger International with the Securities and Exchange Commission, including in its Forms 10-K and 10-Q. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.


              FOR MORE INFORMATION ON HOLLINGER INTERNATIONAL INC.,
                 PLEASE VISIT OUR WEBSITE AT WWW.HOLLINGER.COM.






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ATTACHMENT



                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                          HOLLINGER INTERNATIONAL INC.


     WHEREAS, on May 20, 2003, Hollinger International Inc. (the "Company") received correspondence from counsel for Tweedy, Browne Company LLC ("TBC"), a shareholder of the Company, demanding that the Board of Directors of the Company investigate and take corrective action respecting certain payments made directly or indirectly to executives of the Company under the terms of certain noncompete agreements entered into incident to sales of assets by the Company; and

     WHEREAS, on June 11, 2003, TBC supplemented its May 20, 2003 demand with additional demands that the Board of Directors of the Company investigate and take corrective action with respect to (i) the disposition of certain Company assets to Bradford Publishing Company and (ii) certain management services agreements between the Company and its subsidiaries, on one hand, and certain allegedly related parties, on the other hand (the May 20, 2003 demand letter and the June 11, 2003 supplement thereto being referred to collectively herein as the "Demand Letter"); and

     WHEREAS, on May 19, 2003, TBC filed a Statement on Schedule 13D with the Securities and Exchange Commission, which Schedule 13D sets forth certain additional areas of potential investigation concerning past transactions with or payments to executives of the Company or others, and which Schedule 13D was amended on June 11, 2003 to reflect the issuance of the supplemental demand letter dated on that date (the "Schedule 13D"); and

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company that a special committee of independent members of the Board of Directors be created and authorized (i) to conduct an independent review and investigation of the allegations set forth in the Demand Letter and the Schedule 13D, and any other matters that the special committee may conclude should be considered (such matters and allegations being hereinafter referred to collectively as the "Allegations"); (ii) to consider and to take any action(s) made necessary and appropriate by the Allegations; and
(iii) to recommend to the full Board of Directors any other appropriate action that the Company should take in response to the matters raised in the Demand Letter, in the Schedule 13D, or otherwise by the special committee.

     NOW, THEREFORE, BE IT RESOLVED, that a special committee of the Board of Directors (referred to herein as the "Special Committee") be appointed; and it is

     FURTHER RESOLVED, that the Board of Directors hereby appoints Gordon A. Paris to serve as the member of the Special Committee; and it is

     FURTHER RESOLVED, that Gordon A. Paris is further appointed as the Chairman of the Special Committee; and it is


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     FURTHER RESOLVED, that the Board of Directors may appoint other current independent directors of the Company as members of the Special Committee, and, as and when new independent members of this Board of Directors are elected, the Board of Directors may appoint such directors as members of the Special Committee, subject in each such case to the prior approval of the Chair of the Special Committee and to confirmation of the new member's independence by counsel to the Special Committee; and it is

     FURTHER RESOLVED, that the Special Committee is hereby authorized to perform the following duties:

          The Special Committee is authorized to conduct an independent review and investigation of the Allegations and such other matters as it may conclude should be considered;

          In connection with its investigation, the Special Committee shall have the right to avail itself of any and all materials, work product, and other information prepared or collected by management or employees of the Company, the Board of Directors or any committee thereof, or their respective advisers;

          The Special Committee is charged with reaching its own independent determinations and conclusions regarding the Allegations and, accordingly, shall be not be bound by any determinations or conclusions reached by the Board of Directors or any other committee thereof regarding such matters;

          The Special Committee is authorized to determine, in its sole discretion, whether to prosecute litigation with respect to the allegations set forth in the Demand Letter;

          The Special Committee is authorized to take any other action, including the initiation of litigation, that the Special Committee deems appropriate in its sole discretion, against any director, officer, or employee of the Company based upon the Special Committee's determination that such individual improperly acted or failed to act with respect to the Allegations;

          Without limiting the foregoing, the Special Committee shall recommend to the Board of Directors any other appropriate action that the Company should take in light of the Special Committee's conclusions regarding the Allegations as the Special Committee deems appropriate and in the best interests of the Company, in accordance with applicable law; and it is

     FURTHER RESOLVED, that the Special Committee shall be authorized to determine the procedures and rules governing its investigation, including rules governing the recusal of members of the Special Committee in appropriate instances; and it is

     FURTHER RESOLVED, that the Special Committee is authorized to engage such legal counsel, experts, consultants, and advisers as the Special Committee shall

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deem necessary or desirable in order to assist it in the discharge of its responsibilities; and that any member of the Special Committee is hereby authorized, following authorization by the Committee, on behalf of the Company and in its name, to execute and deliver engagement letters with such experts, consultants, and advisers; and it is

     FURTHER RESOLVED, that the Company shall pay the fees and expenses incurred by the Special Committee in discharging its duties, including the fees and expenses of the Special Committee's legal counsel and other experts, consultants and advisers (if any); and it is

     FURTHER RESOLVED, that the members of the Special Committee shall receive a payment of $5,000 per meeting, and the Chairman of the Special Committee shall receive a payment of $7,500 per meeting, plus reasonable expenses in each case, and that the Company shall fund the compensation and expenses of the members of the Special Committee and those incurred by the Special Committee in discharging its duties as described above; and it is

     FURTHER RESOLVED, that directors, officers, and employees of the Company are hereby directed to cooperate fully with the Special Committee and its advisers, including being interviewed at the request of the Committee or its counsel, or providing the Committee or its counsel with such business, financial and other information regarding the Company as may be reasonably requested by them in conjunction with the performance of their duties hereunder; and it is

     FURTHER RESOLVED, that the Special Committee and the officers and directors of the Company be, and they hereby are, authorized, empowered, and directed to take any and all actions that may be necessary or appropriate in order to carry out the purposes and intent of the foregoing resolutions; and it is

     FURTHER RESOLVED, that, to avoid duplication in the efforts and activities of the Special Committee and the Audit Committee of this Board of Directors (the "Audit Committee"), the Chairman of the Special Committee is hereby directed to coordinate with the Audit Committee any investigations and actions being taken by the Special Committee with respect to prospective matters (but not with respect to any Special Committee retrospective review of actions taken, deliberations held, or decisions made by the Audit Committee); and it is

     FURTHER RESOLVED, that the Special Committee is directed to report its findings and conclusions to this Board of Directors in a manner and at such times as counsel to the Special Committee shall determine is consistent with the independence of and charge to the Special Committee; and it is

     FURTHER RESOLVED, that the Company shall indemnify the Special Committee, and advance all legal fees and costs, to the extend permitted by applicable law and the Articles of Incorporation and Bylaws of the Company, with respect to any claims asserted against it or its members arising out of its discharge of the duties set forth in this resolution, including the preparation and dissemination of its report of its independent review and investigation.